SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2006

EBIX, INC.

(Exact name of registrant

as specified in its charter)

Delaware	0-15946	77-0021975
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1900 East Golf Road, Schaumburg, Illinois	60173
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (847) 789-3047

(Former name or former address, if changed since last report.)

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On June 2, 2006, the board of directors of Ebix, Inc. (“Ebix”) announced a share repurchase of up to $1 million of Ebix’s current outstanding shares of common stock. Under the terms of the board’s authorization, Ebix retains the right to purchase up to $1million in shares but does not have to repurchase this entire amount. All repurchases are expected to be funded from existing cash.

A copy of the press release announcing the stock repurchase authorization issued by Ebix on June 5, 2006 is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1            Ebix Press Release dated June 5, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.
	By:	/s/ Richard J. Baum
Richard J. Baum
Executive Vice President — Finance and
Administration, Chief Financial Officer
And Secretary
Dated: June 6, 2006